EXHIBIT 99.1

• Forward Looking Statements. This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne Financial Services, Inc. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward-looking statements. • Risk Factors include, but are not limited to, the risk factors described in Item 1A in ChoiceOne's Annual Report in Form 10-K for the year ended December 31, 2020. Disclaimer 2

Company Highlights

1 WELL ESTABLISHED FRANCHISE

- ChoiceOne Financial Services, Inc. ("COFS") was incorporated in 1986 as a Michigan corporation. ChoiceOne Bank was founded in 1898 and has been serving communities and businesses in Michigan for over 120 years
- 9th largest bank headquartered in Michigan[(1)]; maintains a community feel of a small-town bank with the technological capabilities of a larger bank
- Strong deposit market share with a top 10 ranking in six of the seven counties COFS serves (1)
- Full platform of traditional commercial and retail banking services, mortgage lending, trust, wealth management and insurance products

2 EXCELLENT ASSET QUALITY

- NPAs (excluding TDRs) to total assets of 7 bps
- LTM net charge-offs of $321 thousand totaling only 3bps of average loans
- Limited exposure to COVID-19 sensitive industries

3 ATTRACTIVE FUNDING BASE

- Core deposit base of 96%, 91% non-CDs, 27% noninterest-bearing and 0% brokered deposits
- Quarterly cost of deposits of 17bps
- Ample liquidity with Loan/Deposit Ratio of 52%

choice one FINANCIAL SERVICES, INC.

4 EXPERIENCED MANAGEMENT TEAM

- COFS has an impressive leadership team with a range of experiences from community and regional banks, accounting firms and technology companies that serve the banking industry, as well as individuals with regulatory backgrounds
- Management team has long standing, deep customer and business relationships in the markets COFS serves
- Emphasis on culture and core values has attracted loyal employees committed to growing professionally while serving their customers

5 FINANCIAL AND STRATEGIC DIVERSIFICATION – LOANS, REVENUES AND MARKETS

- Diversified loan portfolio with 26% in 1-4 Family, 19% in Commercial & Industrial, 21% in Owner Occupied CRE, 18% in Non-Owner Occupied CRE, 6% in Farm & Agriculture, 4% in Multifamily, 3% in Construction & Development, and 3% in Consumer & Other
- COFS' revenue stream is well diversified with traditional commercial and retail banking services, mortgage lending operations, wealth management, trust / fiduciary services and insurance operations
- ChoiceOne Bank operates in metropolitan markets (including the Grand Rapids MSA and Detroit MSA), suburban markets and county seat markets in both western and southeastern Michigan

6 ROBUST CAPITAL & STRONG OPERATING RESULTS

- COFS possesses robust consolidated regulatory capital ratios of Leverage (7.4%), Tier 1 Risk-Based (11.6%) and Total Risk Based (14.4%)
- Return on Average Assets of 1.02%, Net Interest Margin of 3.14% YTD NonInterest Income / Average Assets of 0.89%
- Integration of M&A deals in '19 and '20 has gone well – key customers and employees retained, and Efficiency Ratio was 66% (LTM)

Numbers based on ChoiceOne internal data as of 12/31/2021 except where specifically identified.
(1) Based on total assets; excludes savings and loan holding companies and savings banks on June 30, 2021.

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4 4 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

Company Profile

ChoiceOne Bank maintains the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank

COMPANY OVERVIEW

ChoiceOne Financial Services, Inc. ("COFS") was incorporated in 1986 as a Michigan corporation. ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street. Over its more than 120-year history, COFS has grown significantly, due in part to its merger with County Bank Corp. ($673 million in assets) and acquisition of Community Shores Bank Corporation ($244 million in assets). Today, COFS is a $2.4 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of $199 million as of December 31, 2021. COFS prides itself on maintaining the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank.

Personal Banking

Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions

Business Banking

Business banking offers business and agriculture loans, treasury services and public funds

Mortgage Lending

A comprehensive offering of residential mortgage options including fixed and adjustable-rate mortgages

Insurance

Insurance subsidiary offers customers a variety of options including life insurance, disability insurance and accidental death insurance

Trust / Fiduciary

Provides corporate trustee services, as well as estate planning including testamentary trusts and revocable living trusts

Investment Services & Wealth Management

Services offered include estate planning, retirement planning, college planning, charitable giving, risk management, tax management, stocks, bonds and mutual funds and asset preservation strategies

Coast to Coast Coverage

Through 35 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services and tailored solutions for its customers

COMPANY SUMMARY FINANCIALS

Total Assets	$2,367,000	Consol. CET-1 Ratio	11.3%
Deposits	$2,052,000	PPP Outstanding	$33,100
Gross Loans (Incl. HFS)	$1,069,000	Annualized ROAA	1.02%
Total Equity	$222,000	Annualized ROAE	9.79%

MAP OF LOCATIONS



CONSIN
MICHIGAN
Milwaukee
Chicago
Detroit
Toront
OHIO
PENI
LINOIS
Indianapolis
ANA
Columbus
Branch Location

Numbers based on ChoiceOne internal data as of 12/31/2021
Note: All dollars in thousands

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Awards & Accomplishments

With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top-tier community bank in Michigan & in the banking industry

ACCOLADES AND AWARDS

- Five Star Bank
  (*Bauer Financial – 2020*)
- Best Small Business Solutions Nomination
  (*Finovate Awards – 2019*)
- Editor's Choice Award for Community Commitment
  (*Cardrates.com – 2019*)
- Financial Literacy Award
  (*Michigan Bankers Association – 2019*)
- Silver Addy
  (*AAF – 2019*)
- Newsmaker Finalist of the Year
  (*Grand Rapids Business Journal – 2018 & 2019*)
- True North Community Partner Award
  (*True North Community Services – 2018 & 2019*)
- Startup Innovation Finalist with Plinqit
  (*Bank Director Best of FinXTech – 2018 & 2019*)
- Global Innovation Awards Nominee
  (*BAI – 2018*)
- National Top 20 Most Innovative Community Bank
  (*Independent Banker – 2018*)
- Award Nominee
  (*West MI Hispanic Chamber of Commerce – 2018*)

"AMERICA'S BEST BANKS" DESIGNATION



AMERICA'S
BEST
BANKS
Newsweek
AMERICA'S
BEST
BANKS

(Two Time Winner Newsweek Magazine – 2021 & 2022)

> *"ChoiceOne Bank has always taken the lead in presenting our customers with the financial technology they require … Our innovative strategies have allowed us to offer our customers technology-based services and solutions during this pandemic while still maintaining our personal approach to banking with our Customer Service Center and full-service branch network."*
>
> *– Kelly J. Potes*

Source: COFS website

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7 7 Mr. Peter Batistoni has serves as Senior Vice President and Senior Lender of ChoiceOne Bank. Before then, he served as Senior Vice President and Senior Lender at Lakestone Bank & Trust, beginning in December 2016 and 2018 respectively. Prior to his employment there, he worked for Citizens State Bank, Fifth Third Bank (formerly Old Kent Bank), Comerica Bank, D&N Bank and First National Bank of Macomb County. Mr. Jamula joined ChoiceOne Bank as Senior Vice President of Wealth Management in June of 2021. Mr. Jamula has over 28 years of banking experience, which includes leadership positions at TCF Bank, Chemical Bank and Fifth Third Bank covering Wealth Management and Private Banking. Prior to joining ChoiceOne Bank, Mr. Jamula was the Regional Director of Banking Services at TCF Bank. Mr. Jamula holds a Bachelor of Business Administration in Accounting from Grand Valley State University. Mr. Michael J. Burke Jr. has served as President at ChoiceOne Bank since May 2020. Previously, he served as President, CEO, COO and Director at Lakestone Bank & Trust. Mr. Burke is also involved with the Lapeer Development Corporation, McLaren Lapeer Region Board of Trustees, Capac DDA, Lapeer Historic Courthouse Committee and Lapeer DDA, among others. He received his Bachelor of Arts degree in Finance from the University of Michigan-Flint. PETER BATISTONI | SVP & SENIOR LENDER ROB JAMULA | SVP WEALTH MANAGEMENT MICHAEL J. BURKE, JR. | PRESIDENT Mr. Lee A. Braford has been a Senior Vice President and Chief Credit Officer of ChoiceOne Bank since January 2011. He was employed with the firm in various management capacities from August 1980 to 1997, as well. Mr. Braford was previously employed by Bank West and Cornerstone University. He also serves on the board of the Sparta Community Foundation, previously as its Chairman. Mr. Adom J. Greenland serves as Senior Vice President, Chief Financial Officer and Treasurer at COFS. He previously worked as a Certified Public Accountant (CPA) at PricewaterhouseCoopers for 10 years, which included spending two years at its UK operations in London, England. He holds both a Bachelor's degree and Master's degree in Accounting from Michigan State University. Mr. Kelly J. Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services. In 1998, he left ChoiceOne Bank to become the President and Owner of Kent-Ottawa Investment Advisors, an investment advisory firm. In 2001, he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc. before being named Chief Executive Officer in 2016. ADOM J. GREENLAND | SVP & CFO LEE A. BRAFORD | SVP & CCO KELLY J. POTES | CEO Senior Management

8 8 Ms. Shelly M. Childers has served as Senior Vice President and Chief Information Officer at ChoiceOne Bank since 2019. Prior to that Ms. Childers was the Senior Vice President and Chief Information Officer at Lakestone Bank and Trust. Ms. Childers has over 25 years of experience leading both the operational and digital sides of banking technology. Her background also includes experience in leading bank technology through acquisitions, mergers, and software conversions. Ms. Childers holds a Bachelor of Business Administration and Finance from the University of Michigan. " With a vision to be the best bank in Michigan, and a mission to provide superior service, high quality advice and show our utmost respect to everyone we meet, our tech-savvy community bank is prepared to meet our customers' financial needs, however they choose, and build solid personal relationships. ”-Kelly J. Potes Mr. Steven M. DeVolder serves as Senior Vice President and Senior Trust Officer of ChoiceOne Bank. Previously, he worked at Lakestone Bank & Trust where he managed its Wealth Management Department. Prior to his employment with Lakestone Bank & Trust, Mr. DeVolder was employed by J.P. Morgan Chase Bank for 15 years. Ms. Heather D. Brolick has been Chief Human Resources Officer of ChoiceOne Bank since October 2020 following its acquisition of Community Shores Bank Corporation. Ms. Brolick served as Director, President and Chief Executive Officer of Community Shores Bank Corporation and Community Shores Bank From 2006 until 2020. Ms. Brolick also currently serves as a Board member and Chairperson of the Board of Directors of Harbor Hospice and a Board member and Chairperson of the Board of Harbor Hospice Foundation, among others. Mr. Bradley A. Henion has been Senior Vice President and Chief Lending Officer of ChoiceOne Bank since November 2015. His career also includes Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI. Mr. Henion holds a Master of Business Administration (MBA) in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University. SHELLY M. CHILDERS | SVP & CIO STEVEN M. DEVOLDER | SVP & CTO HEATHER D. BROLICK | SVP & CHRO BRADLEY A. HENION | SVP & CLO Senior Management (Cont.)

9 9 GRAND RAPIDS-KENTWOOD, MI Locations 10 Deposits $664,705 Market Share 2.20% Market Rank 12 SOUTHEASTERN MI (DETROIT MSA) Locations 13 Deposits $727,667 Market Share 0.36% Market Rank 12 MUSKEGON, MI Locations 5 Deposits $333,123 Market Share 15.71% Market Rank 3 Other, MI (1) Locations 3 Deposits $286,655 Market Share NA Market Rank NA Geographic Footprint MAP OF LOCATIONS SCALE IN LEGACY MARKETS BY MSA (1) ChoiceOne Bank Branch Location (31) (1) Source: S&P Global Market Intelligence, as of 6/30/2021 Other, MI includes branches not located in an MSA, including those in the cities of Fremont, Grant and Newaygo ChoiceOne Bank LPO (3)

10 10 Transaction Overview Deal Profile (Announcement) Target Operating Metrics (Quarter Before Announcement) Target Target City, State Announcement Date Deal Value ($M) Consideration Total Assets Gross Loans LTM ROAA Muskegon, MI 1/6/2020 $21.9 76.5% Stock / 23.5% Cash $185.1 $147.2 0.49% Lapeer, MI 3/25/2019 $89.0 100.0% Stock / 0.0% Cash $616.6 $363.9 1.13% Kent City, MI 4/25/2006 $29.0 99.9% Stock / 0.1% Cash $216.4 $150.7 0.99% Numbers based on ChoiceOne internal data as of 12/31/2021 except where specifically identified. Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date (1) Excludes $138.0 million and $33.1 million in PPP loans in 2020 and 2021, respectively M&A History COFS has completed three whole bank M&A deals, most recently, the merger of equals with County Bank Corp. in 2019 and an acquisition of Community Shores Bank Corporation in 2020 COFS M&A HISTORY ORGANIC AND ACQUISITIVE ASSET GROWTH Organic Assets Acquired Assets (1) (1) $770 $1,596 $617 $185 $607 $647 $671 $1,386 $1,781 $2,334 2016 2017 2018 2019 2020 (1) 2021 (1)

Financial Summary

12 12 Numbers based on ChoiceOne internal data as of 12/31/2021 except where specifically identified. Note: All dollars in thousands (1) $138.0 million and $33.1 million in PPP loans in 2020 and Q3 2021, respectively. All PPP loans are assumed to be deposits for " Total Deposits" graphic. Historic Balance Sheet Growth – COFS Outline of COFS' notable balance sheet growth following two M&A transactions in 2019 and 2020, both including & excluding the impact of PPP loans Total Equity Total Deposits (1) Gross Loans (Including Held For Sale) (1) Total Assets (1) PPP Core PPP Core PPP Core $607,371 $646,544 $670,544 $1,386,128 $1,919,342 $2,366,682 $-$500,000 $1,000,000 $1,500,000 $2,000,000 2016 2017 2018 2019 2020 2021 $370,974 $407,308 $430,548 $856,191 $1,117,798 $1,068,832 $-$200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2016 2017 2018 2019 2020 2021 $512,386 $539,853 $577,015 $1,154,602 $1,674,578 $2,052,294 $-$500,000 $1,000,000 $1,500,000 $2,000,000 2016 2017 2018 2019 2020 2021 $71,698 $76,550 $80,477 $192,139 $227,268 $221,669 $-$50,000 $100,000 $150,000 $200,000 $250,000 2016 2017 2018 2019 2020 2021

Attractive Loan and Deposit Mix – ChoiceOne Bank

ChoiceOne Bank's loan to deposit ratio was 52% as of December 31, 2021

December 31, 2021 Loan Mix and Detail



Consumer, Leases & Other 3%
Constr. & Development 3%
1-4 Family 26%
Multifamily 4%
Owner Occ. Comm. RE 21%
Non Own. Occ. Comm. RE 18%
Comm. & Industrial 19%
Farm & Agriculture 6%

	Balance	% of Total
Construction & Development	$32,432	3.0%
1-4 Family	274,725	25.7%
Multifamily	43,265	4.0%
CRE – Owner Occupied	220,673	20.6%
CRE – Non-Owner Occupied	194,274	18.2%
Total CRE	$414,947	38.8%
C&I	204,677	19.1%
Farm & Agricultural	61,793	5.8%
Consumer, Leases & Other	36,993	3.5%
Total Loans	**$1,068,832**	**100.0%**
Yield on Loans		4.68%

December 31, 2021 Deposit Mix and Detail



Retail CDs (≤ $250k) 4%
Jumbo CDs (> $250k) 5%
MMDA & Sav. 31%
Transaction 60%

	Balance	% of Total
Transaction	$1,226,413	59.8%
MMDAs & Savings	643,837	31.4%
Retail CDs (≤ $250K)	89,971	4.4%
Jumbo CDs (> $250K)	92,073	4.5%
Total Deposits	**$2,052,294**	**100.0%**
Cost of Interest-Bearing Deposits		0.24%
Cost of Deposits		0.17%

Commentary

Loan Commentary:

- History of successful small business and agriculture lending
- Strong commercial and industrial portfolio
- 53% of CRE loans are owner occupied
- Active residential real estate lending with sold (primarily service retained) and portfolio mortgages

Deposit Commentary:

- Continued success in growing diversified deposit mix
- Focus on locally sourced deposits
- Expansion into growing markets elevates deposit growth
- Significant non-maturity deposit base

Note: All dollars in thousands; yields and costs are annualized on a quarterly basis

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14 14 Numbers based on ChoiceOne internal data as of 12/31/2021 except where specifically identified. Note: Dollars in AFS Debt Securities table in millions (1) In the AFS Debt Maturity Breakdown, state and municipal securities with callable options are included at the expected maturity date which may differ from contractual maturities. If the call option is favorable to the borrower, the expected maturity is shown as of the call date. Securities not due at a single maturity date, primarily mortgage-backed securities are included at the expected maturity date. Investment Portfolio – COFS $1.1 Billion Earning Assets AFS Debt Securities Portfolio Breakdown AFS Debt Maturity Breakdown SECURITY PORTFOLIO HIGHLIGHTS $1.1 Billion 2021 State and Municipal $535 MBS 433 U.S. Treasury Notes 92 Corporate 21 ABS 16 U.S. Gov. & Fed. Agency 2 Total $1,099 AFS DEBT SECURITIES Total Portfolio COFS' total securities portfolio of $1.1 billion with AFS debt securities constituting 98% of the aggregate value. As of December 31, 2021, the weighted average duration was 5.94 years. (1) Yield COFS' tax equivalent yield on debt securities was 1.98% in December of 2021. State and Municipal 49% MBS 39% U.S. Treasury Notes 8% Corporate 2% 5 -10 Years 70% 1 -5 Years 15% > 10 Years 11% < 1 Year 4%

15 15 Financial Performance Trends – COFS Profitability metrics have improved following the integration of M&A deals in 2019 and 2020; the efficiency ratio was 63.8% f or 2021, partly offsetting the effects of NIM compression over the same period Efficiency Ratio NIM ROAE ROAA 1.04% 0.98% 1.15% 0.85% 0.94% 1.02% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2016 2017 2018 2019 2020 2021 8.44% 8.22% 9.55% 6.48% 7.28% 9.79% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 2016 2017 2018 2019 2020 2021 3.72% 3.67% 3.86% 3.71% 3.51% 3.14% 2.50% 2.80% 3.10% 3.40% 3.70% 4.00% 2016 2017 2018 2019 2020 2021 67.59% 68.38% 70.08% 70.08% 62.99% 63.80% 55.00% 57.00% 59.00% 61.00% 63.00% 65.00% 67.00% 69.00% 71.00% 2016 2017 2018 2019 2020 2021

16 16 Gain on Sale of Loans Service Charges BOLI Revenue Trust Revenue Brokerage Fees Insurance Revenue Other Fees 45% 4% 4% 4% 8% 35% 53% 4% 3% 0% 2% 4% 34% Note: Non-Interest Income amounts exclude gain on sale of securities. Noninterest Income – COFS Diversified sources of non-interest income have been consistently growing fee-based revenue NON-INTEREST INCOME – ANNUAL $21.4 Million Year Ended 12/31/2021 $19.2 Million Year Ended 12/31/2020 Service Charges Gain on Sale of Loans Brokerage Fees Trust Revenue BOLI Revenue Other Fees

17 17 Numbers based on ChoiceOne internal data as of 12/31/2021 except where specifically identified. Note: All dollars in thousands (1) Remaining Credit Mark related to the mark against loans acquired in the County Bank Corp. and Community Shores Bank Corporation transactions Loan Loss Reserve and Credit Mark Build – COFS COFS has an ALLL balance of $7.6 million and $6.8 million accounting mark against loans acquired from its two recent M&A deals. Combined with ALLL, COFS has $14.5 million to cover future loan losses, or 1.37% of gross loans (excl. loans HFS) TOTAL FUNDS AVAILABLE TO COVER FUTURE LOSSES – SINCE 2016 Total Funds Avail. / Gross Loans (Excl. HFS) Loan Loss Reserve Remaining Credit Mark Paycheck Protection Program PPP loan statistics as of 12/31/2021 Total Loans Originated (all years) $253 million Total Fees Originated (all years) $9.5 million Total Loans remaining $33.1 million Fees realized 2021 $5.2 million Total Fees Remaining at 12/31/2021 $1.2 million 1.16% 1.13% 1.09% 1.05% 1.55% 1.37% 0.00% 0.50% 1.00% 1.50% 2.00% $-$5,000 $10,000 $15,000 $20,000 2016 2017 2018 2019 2020 2021

18 18 ChoiceOne Completes $32.5 Million Subordinated Notes Offering on September 3, 2021 Issuer ▪ Choice One Financial Services, Inc. (NASDAQ : COFS) Security ▪ Fixed-to-Floating Rate Subordinated Notes due 2031 Principal Amount ▪ $32.5 million Structure ▪ Fixed for 5 years ; Floating thereafter at plus 255 basis points to Three-Month SOFR Issuance Type ▪ Regulation D Private Placement Term ▪ 10 Years Call Date ▪ After 5 Years Covenants ▪ Consistent with regulatory requirements for Tier 2 Capital treatment Use of Proceeds ▪ ChoiceOne intends to use net proceeds of the private placement for general corporate purposes, including support for organic growth plans, possible redemption of senior debt, common stock repurchases, and support for bank-level capital ratios .

COFS TRADES ON THE NASDAQ ® Market Makers in ChoiceOne Stock D. A. Davidson & Co. Nick Bicking 800.394.9230 Raymond James & Associates Anthony LanFranca 312.655.2961 Stifel, Nicolaus & Company, Inc. Paul Drueke 616.224.1553 Stock Registrar & Transfer Agent Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, NY 10004-1561 212.509.4000 Since February of 2020, ChoiceOne began trading on the NASDAQ Stock Exchange under its symbol, “COFS.”